UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report April 11, 2006
Date of earliest event reported: April 6, 2006

Xethanol Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50154	84-1169517
(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 723-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. Entry into a Material Definitive Agreement.

On April 6, 2006, Xethanol Corporation ("Xethanol") filed a Report on Form 8-K stating that (a) it had entered into a Securities Purchase Agreement dated as of April 3, 2006 ("Investor Purchase Agreement") with 99 investors (the "Investors"), pursuant to which it issued to the Investors an aggregate of 6,775,604 shares (the “Shares”) of its $.001 par value common stock (“Common Stock") at a purchase price of $4.50 per share, three-year warrants to purchase up to 1,355,160 shares of Common Stock at an exercise price of $4.50 per share (“Series A Warrants”) and three-year warrants to purchase up to 677,623 shares of Common Stock at an exercise price of $6.85 per share (“Series B Warrants”), (b) Xethanol had received $30,489,951 in connection with the issuance of the Shares, the Series A Warrants and Series B Warrants to the Investors, (c) Xethanol can receive up to an additional $6,098,220 over the next three years upon exercise by the Investors of the Series A Warrants and up to an additional $ 4,641,717.55 over the next three years upon exercise by the Investors of the Series B Warrants and (c) the possible total investment by the Investors in Xethanol is $ 41,229,888.55.

The correct number of Investors, numbers of Shares, Series A Warrants and Series B Warrants issued to the Investors and the correct dollar amounts that have been and can be received from the Investors are as follows:

Number of Investors: 100
Shares issued to the Investors: 6,697,827
Series A Warrants to purchase Shares issued to the Investors: 1,339,605
Series B Warrants to purchase Shares issued to the Investors: 669,846
Amount received from Investors: $30,139,951.00
Amount receivable from Investors if Series A Warrants are exercised: $6,028,222.50
Amount receivable from Investors if Series B Warrants are exercised: $4,588,445.10
Total possible investment from Investors: $40,756,618.60

The foregoing amounts are in addition to the number of shares, Series A Warrants and Series B Warrants issued to Goldman, Sachs & Co. and the amounts received and possibly receivable from Goldman, Sachs & Co. as set forth in the Report on Form 8-K filed by Xethanol on April 6, 2006, which are correct.

A correct list of the Investors is set forth on Exhibit 1.7 to this amendment to Xethenol’s Current Report on Form 8-K.

SECTION 3 - SECURITES AND TRADING MARKETS

ITEM 3.02. Unregistered Sales of Equity Securities

(a) On April 6, 2006, Xethanol filed a Report on Form 8-K stating that it had sold to certain Investors an aggregate of 6,755,604 shares (the “Shares”) of Common Stock, Series A Warrants to purchase up to 1,355,160 shares of Common Stock and Series B Warrants to purchase up to 677,623 shares of Common Stock. The correct number of Shares sold to the Investors, Series A Warrants issued to the Investors and Series B Warrants issued to the Investors, respectively, were:

Shares issued to the Investors: 6,697,827
Series A Warrants to purchase Shares issued to the Investors: 1,339,605.00
Series B Warrants to purchase Shares issued to the Investors: 669,846.00

(b) On April 6, 2006, Xethanol filed a Report on Form 8-K stating that the total purchase price payable to Xethanol for the sale of securities to the Investors and to Goldman, Sachs & Co. was $34,489,951. The correct total purchase price payable to Xethanol for the sale of such securities was $34,139,951.

The Report on Form 8-K filed by Xethanol on April 6, 2006 is amended accordingly.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Exhibits

Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this amendment to Xethanol’s Current Report on Form 8-K or incorporated by reference herewith:

1.7	Correct List of Investors.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xethanol Corporation

Date: April 11, 2006	By:	/s/ Lawrence S. Bellone
Lawrence S. Bellone
Chief Financial Officer